SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 May 13, 2003
            ______________________________________________________
               Date of report (Date of earliest event reported)


                              THE IT GROUP, INC.
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)


            Delaware                   1-09037               33-0001212
-------------------------------    -----------------     ---------------------
(State or Other Jurisdiction of      (Commission            (IRS Employer
         Incorporation)              File Number)        Identification No.)

            2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (412) 372-7701


                                Not Applicable
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On May 13, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from September 28, 2002 through November 1, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of May 13, 2003 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits:

         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from September 28, 2002 through November 1, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 13, 2003.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE IT GROUP, INC.


                                            By: /s/ Harry J. Soose, Jr.
                                                -----------------------------
                                                Name:  Harry J. Soose, Jr.
                                                Title: Chief Operating Officer



Date:    May 20, 2003

                               INDEX TO EXHIBITS


         Number            Description
         ------            -----------

         99.1 Notice of Filing of Monthly Operating Report for period from September 28, 2002 through November 1, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of May 13, 2003.